ALLEGIANT ADVANTAGE FUND

                         INSTITUTIONAL MONEY MARKET FUND

                              Institutional Shares
                                 Advisor Shares

             Supplement dated September 3, 2009 to the Prospectuses
         and Statement of Additional Information dated October 1, 2008, as supplemented

       This Supplement provides new and additional information beyond that contained in the Prospectuses and Statement of Additional Information and
           should be read in conjunction with each Prospectus and the
                       Statement of Additional Information


Effective June 18, 2009 the Distribution (12b-1) Plan for Advisor Shares and Institutional Shares has been terminated and Advisor Shares and Institutional Shares of Allegiant Advantage Fund ("Advantage") will not accrue or charge fees to pay fund distribution expenses.

On or about September 30, 2009, PNC Capital Advisors, Inc., the investment adviser to PNC Funds, and Allegiant Asset Management Company ("Allegiant" and, together with PNC Capital Advisors, Inc., the "Advisers"), the investment adviser to Advantage, will merge and form a new entity named PNC Capital Advisors, LLC ("PCA").

Pursuant to the terms of Advantage's Investment Advisory Agreement with Allegiant, the proposed merger would be considered a change of management of Allegiant and the current Investment Advisory Agreement would terminate. In anticipation of the merger, the Board of Trustees of Advantage has approved an Interim Investment Advisory Agreement with PCA. The Interim Investment Advisory Agreement contains substantially similar terms as the current Investment Advisory Agreement with Allegiant, including identical fees. The Interim Investment Advisory Agreement will take effect upon the consummation of the merger of the Advisers and will remain in effect for 150 days. Additionally, the Board of Trustees of Advantage has approved a new Investment Advisory Agreement with PCA also on substantially similar terms as the current Investment Advisory Agreement with Allegiant, including identical fees. It is contemplated that the new Investment Advisory Agreement will be submitted to Advantage's shareholders for approval in the fourth quarter of 2009. Further information regarding the merger and the new Investment Advisory Agreement will be provided in the future.



Please contact Allegiant Advantage Fund at 1-800-364-4890 for more information.



          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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